Exhibit 99.1

                                2,087,000 Shares
                         9.00% Series F Preferred Stock
                                ($.01 Par Value)


                        HOME PROPERTIES OF NEW YORK, INC.



                             UNDERWRITING AGREEMENT


March 18, 2002


BEAR, STEARNS & CO. INC
A.G. EDWARDS & SONS, INC.
BB&T CAPITAL MARKETS
MCDONALD INVESTMENTS INC.
STIFFEL, NICOLAUS & COMPANY, INCORPORATED
U.S. BANCORP PIPER JAFFRAY
FIRST UNION SECURITIES, INC.
c/o BEAR, STEARNS & CO. INC
383 Madison Avenue
New York, New York 10179

Dear Ladies and Gentlemen:

                  Home Properties of New York, Inc., a Maryland corporation (the "Company"), and Home Properties of New York, L.P., a New York limited partnership subsidiary of the Company (the "Operating Partnership"), confirm their agreement with the underwriters named in Schedule I hereto (the "Underwriters"), as follows:

                  1.  Description of Shares.

                      (a) The Company proposes to issue and sell to the Underwriters, severally and not jointly, 2,087,000 shares (the "Firm Shares") of 9.00% Series F Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company.

                      (b) In addition, the Company is granting to the Underwriters an option to purchase up to an additional 313,050 Preferred Shares on the terms and for the purposes set forth in Section 12 hereof (the "Option Shares" and, together with the Firm Shares, the "Shares").

                      (c) The dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions and other terms of the Preferred Shares are set forth in Articles Supplementary relating to the Preferred Shares to be filed with the State Department of Assessments and Taxation of Maryland (the "Articles Supplementary").
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                  2.  Representations and Warranties of the Company and the
Operating Partnership. The Company and the Operating Partnership represent and warrant to and agree with the Underwriters that:

                      (a) A registration statement on Form S-3 (File No. 333-52601), with respect to the Shares, including a prospectus, has been prepared by the Company and the Operating Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has been declared effective. The registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was prepared and filed, and any such amendment filed after the effective date of such registration statement has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business has been or will be prepared and, together with the prospectus included in the registration statement, will be filed pursuant to Rule 424(b) of the Securities Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Act Rules and Regulations). The registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Rules and Regulations, is referred to herein as the "Prospectus." Copies of the Registration Statement and the Prospectus, any amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the Registration Statement and of each amendment thereto) have been delivered to the Underwriters and their counsel. Any reference herein to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the offering of the Shares.

                      (b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Time (as hereinafter defined) and, if later, at an Option Closing Time (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Time and, if later, at an Option Closing Time, did not or will not include an untrue statement of a material fact or omit to state a

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         material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company by the Underwriters specifically for use in the preparation thereof.

                      (c) The documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and/or the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations"), as applicable.

                      (d) The consolidated financial statements of the Company, together with the related schedules and notes thereto, in the Registration Statement and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, to the extent applicable, the pro forma financial statements of the Company, and the related notes thereto, in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Securities Act or the Securities Act Rules and Regulations.

                      (e) To the best of the Company's and the Operating Partnership's knowledge, PricewaterhouseCoopers LLP, whose reports are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Securities Act Rules and Regulations.

                      (f) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets, properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries (as hereinafter defined) and the GP Entities (as hereinafter defined), taken as a whole (a "Material Adverse Effect")), and has full corporate power and authority necessary to own or hold its properties, assets and interests in its subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. Except as disclosed in the Prospectus, the Company owns no direct or indirect material equity or other beneficial interest in any corporation, partnership, joint venture or other business entity.

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

                      (g) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of New York, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all partnership power and authority necessary to own or hold its properties, assets and interests in its subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Second Restated and Amended Agreement of Limited Partnership of the Operating Partnership, as amended (the "Operating Partnership Agreement"), is in full force and effect, and the aggregate percentage interests of the Company, Home Properties Trust, a wholly-owned Maryland real estate trust and qualified REIT subsidiary of the Company (the "QRS"), and the other third-party limited partners in the Operating Partnership are approximately 1%, 62% and 37%, respectively. To the extent the Shares are issued in accordance with this Agreement,
         (i) the percentage interest of the partners in the Operating Partnership will be adjusted accordingly and (ii) the Company will contribute the proceeds from the sale of the Shares to the QRS, which in turn will contribute such proceeds to the Operating Partnership in exchange for a number of units of limited partner interest equal to the number of Shares issued.

                      (h) The QRS has been duly formed and is validly existing as a real estate trust under the laws of the State of Maryland, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all power and authority necessary to own or hold its assets and to conduct the business in which it is engaged.

                      (i) Each of the consolidated subsidiaries of the Company, including the Operating Partnership and the QRS, are listed on Schedule A hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing (to the extent such concept is applicable) under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the Subsidiaries has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a Material Adverse Effect.

                      (j) The Company and the Subsidiaries hold general partner or other controlling interests in an aggregate of 168 general or limited partnerships or other entities owning apartment communities and/or other real estate assets (the "GP Entities"). Each of the GP Entities has been duly incorporated or formed, as the case may be, and, to the knowledge of the Company, is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the GP Entities has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, except where the failure to have such power or authority would not have a Material Adverse Effect.

                      (k) All of the issued and outstanding capital stock or ownership interests of each Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable and, except as specified on Schedule B hereto, are wholly-owned by the Company, directly or

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

         through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                      (l) As of the date hereof, the Company has authorized capital stock consisting of 80 million shares of common stock, 10 million shares of preferred stock, par value $0.01 per share, and 10 million shares of excess stock, par value $0.01 per share, of which 24,968,808 shares of common stock and 2,150,000 shares of preferred stock are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, conform to the description thereof in the Registration Statement and the Prospectus and have been offered and sold or exchanged by the Company in compliance with all applicable laws (including, without limitation, federal and state securities laws). None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company. The stockholders of the Company and the holders of interests in the Operating Partnership have no preemptive rights with respect to the issuance of the Shares.

                      (m) The Preferred Shares will be, as of the Closing Time, and the Option Shares will be as of any Option Closing Time, duly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and nonassessable. The Shares conform to the description thereof in the Registration Statement and the Prospectus.

                      (n) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no change in the earnings, assets, properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities, taken as a whole, which has had or would reasonably be expected to have a Material Adverse Effect, (B) there has been no casualty, loss, condemnation or other adverse event with respect to any property or interest therein owned, directly or indirectly, by the Company or any Subsidiary which has had or would reasonably be expected to have a Material Adverse Effect, (C) there have been no transactions entered into by the Company or any Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries, taken as a whole, (D) except for regular quarterly distributions on the common stock which have been publicly announced through the date of this Agreement, regular quarterly distributions on the Company's preferred stock and regular quarterly distributions on the common and preferred units of the Operating Partnership, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any distribution by the Operating Partnership with respect to its common or preferred units, and (E) there has been no material increase in long-term debt or decrease in the capital of the Company, the Subsidiaries or the GP Entities, taken as a whole, other than in the ordinary course of their businesses.

                      (o) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any litigation, action, suit or proceeding to which the Company or any of the Subsidiaries or any of their officers or directors is a party, or that any of their properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to have a Material Adverse Effect.

                      (p) During the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration

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         Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Immediately preceding the filing of the Registration Statement, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was equal to or greater than $150 million.

                      (q) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Securities Act or the Exchange Act or by the Securities Act Rules and Regulations and the Exchange Act Rules and Regulations that have not been so filed. All of the contracts to which any of the Company or the Subsidiaries is a party and which are material to the business and operations of the Company and the Subsidiaries, taken as a whole, (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief, or (ii) in the case of any contract to be executed on or before the Closing Time, will on the Closing Time be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief.

                      (r) The Company and the Operating Partnership have full power and authority, corporate or otherwise, to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

                      (s) The execution and performance of this Agreement, and the consummation of the transactions contemplated herein, including the issuance of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any agreement or instrument to which the Company or the Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or the Subsidiaries is subject, except where such breach, violation or default would not have a Material Adverse Effect, (ii) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or the Subsidiaries or (iii) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries or any of their properties or other assets. No consent, approval, authorization or order of, filing with, or notice to any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as may be required under the Securities Act and applicable state securities, blue sky, or real estate syndication laws, if any, or pursuant to the listing requirements of the New York Stock Exchange, Inc. ("NYSE"). The Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement.

                      (t) The Company, the Subsidiaries and the GP Entities have complied in all material respects with all laws, regulations and orders applicable to them or their respective businesses. The Company, the Subsidiaries and the GP Entities are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, violation of

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         which would individually or in the aggregate have a Material Adverse
         Effect, and no other party under any such agreement or instrument to which the Company, the Subsidiaries or the GP Entities are a party is, to the knowledge of the Company, in default in any material respect thereunder. The Company, the Subsidiaries and the GP Entities are not in violation of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational documents, as the case may be. To the knowledge of the Company, no liability (financial or otherwise) exists for the Company or the Subsidiaries with respect to any GP Entity, except for those liabilities which would not have a Material Adverse Effect.

                      (u) The Company and each of the Subsidiaries and the GP Entities have good and marketable title to all properties and assets owned by them, free and clear of all liens, charges, encumbrances, claims, restrictions or defects, except such as are (i) described in the Prospectus, (ii) not material in relation to the business or operations of the Company, the Subsidiaries and the GP Entities, taken as a whole, or (iii) with respect to the GP Entities, related to, or a consequence of, any commercially reasonable mortgage indebtedness on the properties or assets of such GP Entities. The Company, the Subsidiaries and the GP Entities have valid, subsisting and enforceable leases for the properties listed on Schedule C hereto as leased to the Company, the Subsidiaries and the GP Entities, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company, the Subsidiaries and the GP Entities. All liens, charges, encumbrances, claims or restrictions on or affecting any of the properties or the assets of the Company, the Subsidiaries and the GP Entities which are required to be disclosed in the Prospectus are disclosed therein. No tenant under any of the leases pursuant to which the Company, the Subsidiaries or the GP Entities lease apartment units at their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company, the Subsidiaries and, to the knowledge of the Company, the GP Entities comply in all material respects with all applicable codes and zoning laws and regulations. The Company and the Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company, the Subsidiaries and the GP Entities. The Company and the Subsidiaries have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company, the Subsidiaries or the GP Entities.

                      (v) Except for those properties listed on Schedule D hereto, title insurance in favor of the Company and the Subsidiaries is maintained with respect to each of the properties described in the Prospectus in an amount at least equal to the cost of acquisition of such property.

                      (w) Except as disclosed in the Registration Statement, the Prospectus and any amendment or supplement thereto, there are no mortgages or deeds of trust encumbering any of the properties. The mortgages encumbering the properties are not convertible into any equity securities of the Company or the Operating Partnership, nor does the Company or any of the Subsidiaries or the GP Entities hold a participating interest therein and, except as disclosed in the Registration Statement, the Prospectus and any amendment or supplement thereto, such mortgages are not cross-defaulted or cross-collateralized to any party other than the Company and the Subsidiaries.

                      (x) Except as would not, singularly or in the aggregate, have a Material Adverse Effect, (i) there does not exist on any of the properties described in the Prospectus or in any document incorporated therein by reference any Hazardous Materials (as hereinafter defined)

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         in unlawful quantities, (ii) there has not occurred on or off such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, and (iii) the Company, the Subsidiaries and the GP Entities have not failed to comply with all applicable local, state and Federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials.

                      As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (CERCLA), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S C. Section 6901, et seq.), and in the regulations adopted pursuant to each of the foregoing or by any Federal, state or local governmental authority having jurisdiction over the properties as described in the Prospectus.

                      Except for three wholly owned properties, all of the properties of the Company and the Subsidiaries have been, and it is contemplated that all future acquisitions will be, subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and follow-up investigations, if any, of the properties (including, as appropriate, asbestos, radon and lead surveys, additional public record review, subsurface sampling and other testing), of the properties have not revealed any environmental liability that the Company believes would have a Material Adverse Effect.

                      (y) The Company has and maintains property and casualty insurance in favor of the Company and the Subsidiaries with respect to such entities and each of the properties owned, directly or indirectly, by the Company, in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries or the GP Entities has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such properties.

                      (z) No holder of outstanding shares of capital stock or securities in any Subsidiary, including units in the Operating Partnership, representing rights to acquire shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in the Registration Statement.

                      (aa) The Company has filed all Federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and has paid taxes shown as due thereon (or otherwise due and payable), other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; and the Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company (except as otherwise described in the Prospectus). To the knowledge of the Company, there are no tax returns of the Company or any of the Subsidiaries or the GP Entities that are currently being audited by state, local or Federal taxing authorities or agencies which would have Material Adverse Effect.

                      (bb) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in

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         connection with the execution and delivery by the Company and the
         Operating Partnership of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

                      (cc) No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent or threatened.

                      (dd) The Company and the Subsidiaries own, or are licensed or otherwise have the right to use, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them, and neither the Company nor any of the Subsidiaries has received any written notice or otherwise has actual knowledge after due inquiry of any infringement of rights of others or any other claims with respect to any material proprietary rights. The Company and the Subsidiaries hold all material permits from governmental authorities which are necessary to conduct their businesses and are in compliance with the terms and conditions of such permits.

                      (ee) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described or incorporated by reference into the Registration Statement and the Prospectus.

                      (ff) None of the Company or the Operating Partnership, nor any of their respective trustees, directors, officers, members or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or which has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                      (gg) Commencing with the Company's taxable year ended December 31, 1994, the Company has been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). The proposed method of operation of the Company as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no present intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

                      (hh) Each of the Company and the Subsidiaries is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

                      (ii) The Shares will be approved for listing on the NYSE within 30 days of the Closing Time, subject to official notice of issuance.

                      (jj) The Company and the Subsidiaries maintain a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to financial assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (kk) Neither the Company nor any of the Subsidiaries, nor to the knowledge of the Company, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

                      (ll) The Company has not distributed and, prior to the Closing Time, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Securities Act.

                  3. Purchase, Sale and Delivery of the Firm Shares. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Firm Shares, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at a purchase price of $24.2125 per share.

                  The Firm Shares to be purchased by the Underwriters will be delivered by the Company to the office of the Bear, Stearns & Co. Inc. at 383 Madison Avenue, New York, New York 10179, in accordance with the terms of this Agreement and against payment of an aggregate purchase price of $50,531,487.50 therefor by wire transfer of same day funds payable to the order of the Company at the bank account designated in writing by the Company at least one business day prior to the Closing Time, at 11:00 a.m., New York City time, on March 25, 2002 (or if the NYSE or commercial banks in the City of New York are not open on such day, the next day on which such exchanges and banks are open) (any such day being a "Business Day"), or at such other time not later than eight full business days thereafter as the Underwriters and the Company mutually agree, such time being herein referred to as the "Closing Time." If requested by the Underwriters, the Firm Shares will be prepared in definitive form and in such authorized denominations and registered in such names as the Underwriters may request upon at least two Business Days' prior notice to the Company and will be made available for checking and packaging at the office of the Bear, Stearns & Co. Inc. at least one Business Day prior to the Closing Time.

                  4. Covenants. The Company and the Operating Partnership, as the case may be, covenant and agree with the Underwriters that:

                      (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if the Underwriters or their counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing. During the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Time, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, or of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or the Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the Underwriters' distribution of the Shares; and the Company will file no amendment or supplement to the Registration Statement or the Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwriters or their counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                      (b) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                      (c) The Company will comply with all requirements imposed upon it by the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which, in the opinion of the Underwriters' counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Company will promptly notify the Underwriters and will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                      (d) The Company will furnish to the Underwriters copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and the Prospectus that are filed with the Commission during the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Time, whichever is later (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

                      (e) During the period of five years commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act, the Company will furnish the Underwriters with copies of filings of the Company under the Securities Act and the Exchange Act and with all other financial statements and periodic and special reports it distributes generally to the holders of any class of its capital stock.

                      (f) The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the Securities Act Rules and Regulations but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Rules and Regulations.

                      (g) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Prospectus, each preliminary prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing and reproduction of this Agreement, (iv) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters, (v) the listing of the Shares on the NYSE, (vi) if and to the extent required, the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions designated by the Underwriters or the notification with respect thereto required by any such jurisdiction, including the fees, disbursements and other charges of the Underwriters' counsel in connection therewith, and the preparation and printing of blue sky memoranda; provided, however, that no such registration or qualification would subject the Company to service of process or require it to qualify to do business in any such jurisdiction, (vii) counsel to the Company, (viii) the transfer agent for the Shares, and (ix) the accountants of the Company.

                      (h) If this Agreement shall be terminated pursuant to
         Section 8 hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of the Underwriters' counsel) reasonably incurred by the Underwriters in connection herewith.

                      (i) The Company will not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to, cause or result in, or which has constituted or which might reasonably be expected to constitute, a violation of Regulation M under the 1934 Act, or the stabilization of the price of its capital stock to facilitate the sale or resale of any of the Shares.

                      (j) The Company will use its best efforts to continue to meet the requirement to qualify as a REIT under the Code for each of its taxable years for so long as the board of directors deems it in the best interests of the Company's stockholders to remain so qualified.

                      (k) The Company will use its best efforts to effect the listing of the Shares on the New York Stock Exchange.

                      (l) The Company will not be or become, at any time prior to the expiration of three years after the date of the Agreement, an "investment company," as such term is defined in the 1940 Act.

                      (m) The Company and the Operating Partnership will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

                  5. Conditions of Underwriters' Obligations. The Underwriters' obligation to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Time (as if made at the Closing Time), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                      (a) The Registration Statement shall have been declared effective under the Securities Act; the Prospectus shall have been filed as required by Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the Underwriters' knowledge or the knowledge of the Company, threatened by the Commission, nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and the Underwriters' counsel.

                      (b) The Underwriters shall not have advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of fact that in the opinion of the Underwriters or the Underwriters' counsel is material or omits to state a fact that in the opinion of the Underwriters or their counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Underwriters or the Underwriters' counsel is material or omits to state a fact that in the opinion of the Underwriters or the Underwriters' counsel is material and is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

                      (c) Except as contemplated in the Prospectus Supplement, subsequent to the respective dates as of which information is included or incorporated by reference into the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect or any adverse change in the rating assigned to any securities of the Company, that, in the Underwriters' judgment, makes it impractical or inadvisable to offer or deliver the Shares on the terms and in the manner contemplated in the Prospectus.

                      (d) Nixon Peabody LLP, counsel for the Company, shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Time, as to which for matters of Maryland law Clifford Chance Rogers & Wells LLP may rely upon, in form and substance satisfactory to the Underwriters, to the effect that:

                           (i) Each of the Company, the Operating Partnership
                  and the QRS has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing (to the extent such concept is applicable) under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered would not result in a Material Adverse Effect;

                           (ii) The Company has authorized capital stock as set
                  forth in or incorporated by reference into the Prospectus. The Shares have been duly authorized by the Company for issuance and sale and when issued and sold pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right under the charter documents of the Company or the laws of the State of Maryland, as the case may be. The issued and outstanding capital stock of the Company and the Shares conform, or will conform, in all material respects to the descriptions thereof contained in, or incorporated by reference into, the Registration Statement and the Prospectus and the Shares will conform in all material respects to the descriptions thereof contained in the Articles Supplementary. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the NYSE;

                           (iii) The Registration Statement has become effective
                  under the Securities Act, the Prospectus Supplement has been filed as required by Section 2(a) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                           (iv) Each part of the Registration Statement, when
                  such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Time, complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; it being understood that such counsel need express no opinion as to the financial statements, financial schedules or other financial or statistical data included in, or incorporated by reference into, the Registration Statement or the Prospectus;

                           (v) The descriptions in the Registration Statement
                  and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown in all material respects; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described that are not described as required, in the Registration Statement or Prospectus;

                           (vi) This Agreement has been duly authorized,
                  executed and delivered by the Company and the Operating Partnership and constitutes the legal, valid and binding obligations of the Company and the Operating Partnership enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement or any filing under the Exchange Act incorporated therein by reference, except where such breach, violation or default would not have a Material Adverse Effect, (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Company, the Operating Partnership or the QRS, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or the QRS or any of their properties or other assets; and except as may be required under any securities or blue sky laws, no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as have been obtained (or, with respect to filings, made) under the Securities Act or from the NYSE;

                           (vii) The disclosure contained in the Prospectus
                  under the captions "Description of Capital Stock," "Certain Other Provisions of Maryland Law and Our Articles of Incorporation" and "Federal Income Tax Considerations," to the extent such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and are accurate in all material respects.

                           (viii) Commencing with the Company's taxable year
                  ending December 31, 1994, the Company has been organized and operated in conformity with the requirements for qualification as a REIT under the Code, and its method of operation through the date of this letter and its proposed method of operation, will continue to enable it to meet the requirements for qualification and taxation as a REIT.

                           (ix) To such counsel's knowledge, there is no
                  litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of the Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which might reasonably be expected to have a Material Adverse Effect or to affect the consummation of the transactions contemplated herein or the performance by the Company of its obligations hereunder.

                           (x) Neither the Company nor any of its Subsidiaries
                  is an "investment company" or an entity "controlled" by an "investment company" within the meaning of the 1940 Act and the rules and regulations thereunder.

                  Such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the Prospectus and participated in discussions with certain officers, trustees and employees of the Company, representatives of the independent accountants who examined the financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and such counsel has reviewed certain Company and Operating Partnership records and documents. While such counsel has independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus (including any of the documents incorporated by reference therein except as set forth in opinion (vii) above), on the basis of such participation and review, nothing has come to such counsel's attention that would lead it to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which such counsel need not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which such counsel need not express any belief), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (e) Ann M. McCormick, Esq., General Counsel of the Company, shall have furnished to the Underwriters her written opinion addressed to the Underwriters and dated such Closing Time, in form and substance satisfactory to the Underwriters, to the effect that:

                           (i) Each of the Subsidiaries (other than the
                  Operating Partnership and the QRS) and the GP Entities has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a Material Adverse Effect;

                           (ii) The Company has authorized, issued and
                  outstanding capital stock as set forth in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and all of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right under the charter documents of the Company, the laws of the State of Maryland or any contract to which the Company is a party, as the case may be. The Shares will not have been issued in violation of any preemptive or other similar right under any contract to which the Company is a party. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of capital stock of the Company, or any security convertible into, exercisable for, or exchangeable for shares of capital stock of the Company. No holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or otherwise registered by the Company under the Securities Act in connection with the issuance and sale of the Shares. All of the issued and outstanding capital stock or ownership interests of each of the Subsidiaries has been duly authorized and are validly issued, fully paid and nonassessable and, except as specified on Schedule A hereto, are wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                           (iii) The documents incorporated by reference in the
                  Registration Statement and the Prospectus or any amendment or supplement thereto, when they became effective under the Securities Act or were filed with the Commission under the Securities Act or Exchange Act, as the case may be, complied as to form, in all material respects, with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                           (iv) There are no contracts or documents of a
                  character (1) to be filed under the Exchange Act if upon such filing they would be incorporated by reference in the Registration Statement or the Prospectus or (2) to be filed as exhibits to the Registration Statement, that are not described and filed as required;

                           (v) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which the Company, the Subsidiaries or the GP Entities are a party or by which they are bound or to which any of the property or other assets of the Company, the Subsidiaries or the GP Entities is subject, except where such breach, violation or default would not have a Material Adverse Effect, (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Subsidiaries (other than the Operating Partnership or the QRS) or the GP Entities, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Subsidiaries (other than the Operating Partnership or the QRS) or the GP Entities or any of their properties or other assets;

                           (vi) Neither the Company nor any of the Subsidiaries
                  or the GP Entities is in violation of any term or provision of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation; where such violation or default would have a Material Adverse Effect; and

                           (vii) There is no litigation or governmental or other
                  proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the GP Entities, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which might reasonably be expected to have a Material Adverse Effect or to affect the consummation of the transactions contemplated herein or the performance by the Company of its obligations hereunder.

                      (f) The Underwriters shall have received from Clifford Chance Rogers & Wells LLP, the counsel to the Underwriters, such opinion or opinions, dated the Closing Time, with respect to the validity of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                      (g) At the time of execution of this Agreement and at the Closing Time, the Underwriters shall have received a letter, dated the date of delivery thereof, from PricewaterhouseCoopers LLP, the independent public accountants of the Company, in the form previously agreed to by the Underwriters.

                      (h) The Underwriters shall have received from the Company a certificate, signed by the Chairman, the President, either of the Co-Chief Executive Officers, the Executive

         Vice President or a Senior Vice President and by the principal financial or accounting officer of the Company, dated the Closing Time, to the effect that, to the best of their knowledge based upon reasonable investigation:

                           (i) The representations and warranties of the Company
                  in this Agreement are true and correct, as if made at and as of the Closing Time, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time;

                           (ii) No stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceeding for that purpose has been instituted or, to such officer's knowledge, is threatened by the Commission nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction;

                           (iii) Since the effective date of the Registration
                  Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed;

                           (iv) Since the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, (a) there has not been, and no development has occurred which could reasonably be expected to result in, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (b) neither the Company nor any of the Subsidiaries or the GP Entities has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus; and

                           (v) such other matters as the Underwriters or their
                  counsel may reasonably request.

                      (i) Prior to the Closing Time, the Shares shall have been duly authorized for listing by the NYSE, subject to official notice of issuance.

                      (j) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters or their counsel. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request and the Company shall furnish to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

                      (k) Subsequent to the execution and delivery of this Agreement (i) no downgrading or adverse change shall have occurred in the rating accorded any security of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any security of the Company, that, in either event, makes it impractical or inadvisable, in the Underwriters' judgment, to offer or deliver the Shares on the terms and in the manner contemplated in the Prospectus.

                      (l) Prior to the Closing Time, the Company shall have duly filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland.

                  6.  Indemnification and Contribution.

                      (a) The Company and the Operating Partnership agree to indemnify and hold harmless the Underwriters, the directors, officers, employees and agents of the Underwriters and each person who controls the Underwriters within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, any preliminary prospectus or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have.

                      (b) The Underwriters agree to indemnify and hold harmless the Company and the Operating Partnership, each of their directors, each of their officers who sign the Registration Statement, and each person who controls the Company or the Operating Partnership within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to the Underwriters, but only with reference to written information relating to the Underwriters furnished to the Company by or on behalf of the Underwriters specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The Underwriters confirm to the Company and the Company and the Operating Partnership acknowledge that (i) the name of the Underwriters contained on the front cover page and back cover page of the Prospectus Supplement and (ii) the sixth, ninth, tenth, eleventh and thirteenth paragraphs contained in the Prospectus Supplement under the caption "Underwriting," constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

                      (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                      (d) In the event that the indemnity provided in paragraph
         (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Operating Partnership and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Operating Partnership and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and by the Underwriters on the other from the offering of the Shares. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Operating Partnership and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Operating Partnership shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page or elsewhere in the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Operating

         Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), in no case shall an Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls the Underwriters within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Underwriters shall have the same rights to contribution as the Underwriters, and each person who controls the Company or the Operating Partnership within the meaning of either the Securities Act or the Exchange Act, each officer of the Company or the Operating Partnership who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Operating Partnership, subject in each case to the applicable terms and conditions of this paragraph (d).

                      (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and the Operating Partnership contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Shares and payment therefor or (iii) any termination of this Agreement.

                  7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and the Operating Partnership contained herein or in certificates delivered pursuant hereto, and the Underwriters' agreements contained in Sections 4(g) and 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any of its controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Shares hereunder.

                  8. Termination. The Underwriters shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Time, to terminate this Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Time, to perform any material agreement on its part to be performed hereunder, (ii) any condition of the Underwriters' obligations specified in Section 5 hereof is not fulfilled when due, (iii) trading on the NYSE shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for the common stock shall have been required, on the NYSE by the NYSE or by order of the Commission or any other governmental authority having jurisdiction,
(v) a banking moratorium shall have been declared by Federal or New York authorities or if there has occurred a material disruption in commercial banking in the United States, or (vi) an outbreak or escalation of major hostilities in which the United States is involved, a declaration of national emergency or war by the United States, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the Underwriters' sole judgment, makes it impractical or inadvisable to offer or deliver the Shares on the terms and in the manner contemplated in the Prospectus. Any such termination shall be without liability of any party to any other party with respect to Shares not purchased by reason of such termination except that the provisions of Sections 4(g), 4(h) and 6 hereof shall at all times be effective. If the Underwriters elect to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly by the Underwriters by telephone, telex or telecopy, confirmed by letter.

                  9. Notices. All notices or communications hereunder shall be in writing and if sent to the Underwriters shall be mailed, delivered, telexed or telecopied and confirmed to the Underwriters in care of Bear, Stearns & Co. Inc. at 383 Madison Avenue, New York, NY 10179, (with copy to Timothy W. Korth, Esq., c/o Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166), or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to Ann M. McCormick, Esq., c/o the Company at 850 Clinton Square, Rochester, New York 14604 (with copy, which shall not constitute notice, to Deborah McLean Quinn, Esq., c/o Nixon Peabody LLP, 1300 Clinton Square, Rochester, New York 14604). Any party to this Agreement may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose.

                  10. Parties. This Agreement shall inure to the benefit of, and be binding upon, the Company and the Underwriters and their respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

                  11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  12. Option Shares.

                      (a) Upon written notice from the Underwriters given to the Company prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), the Underwriters may purchase all or less than all of the Option Shares at the purchase price per share to be paid for the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Shares or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company. The preparation, registration, checking and delivery of, and payment for, the Option Shares shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Shares, except as the Underwriters and the Company may otherwise agree.

                      (b) Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Option Shares (subject to such adjustments as the Underwriters may determine in order to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 13 hereof) bears to the aggregate number of Firm Shares.

                      (c) Delivery to the Underwriters of and payment for any Option Shares to be purchased by the Underwriters shall be made at the aforementioned office of Bear, Stearns & Co. Inc. at such time on such date (the "Option Closing Time"), which may be the same as the Closing Time but shall in no event be earlier than the Closing Time nor earlier than two nor later than ten business days after the giving of the written notice described above, as shall be specified in such written notice. The place of closing for any Option Shares and the Option Closing Time may be varied by agreement between the Underwriters and the Company.

                      (d) The conditions to the Underwriters' obligations set forth in Section 5 shall be deemed to be conditions to the Underwriters' obligation to purchase and pay for the Firm

         Shares and the Option Shares to be purchased on the Closing Time and references to the "Shares" in Section 5 hereof shall be deemed to be references to the Firm Shares and the Option Shares to be purchased on the Closing Time. A termination of this Agreement as to the Option Shares after the Closing Time will not terminate this Agreement as to the Firm Shares.

                  13. Default by One or More of the Underwriters. If, on either the Closing Time or the Option Closing Time, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Closing Time or Option Closing Time, as the case may be, in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Closing Time or Option Closing Time, as the case may be, if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of Shares to be purchased on such Closing Time or Option Closing Time, as the case may be, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Closing Time. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Closing Time or Option Closing Time, as the case may be. If the remaining non-defaulting Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Time, this Agreement (or, with respect to the Option Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4(g) and 4(h). As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule I hereto who, pursuant to this Section 13, purchases Shares which a defaulting Underwriter agreed but failed to purchase.

                  If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Operating Partnership and the Underwriters.

                                Very truly yours,

                                 HOME PROPERTIES OF NEW YORK, INC.


                                      By:/s/Anne M. McCormick
                                         ----------------------------------
                                           Name:  Anne M. McCormick
                                           Title: Senior Vice President


                                 HOME PROPERTIES OF NEW YORK, L.P.

                                 By: Home Properties of New York, Inc.,
                                       its general partner


                                      By:/s/Anne M. McCormick
                                         ----------------------------------
                                           Name:  Anne M. McCormick
                                           Title: Senior Vice President


ACCEPTED as of the date first above written:

BEAR, STEARNS & CO. INC.


By: /x/ Jacques De Saint Phalle
    --------------------------------
     Name:  Jacques De Saint Phalle
     Title:  Senior Managing Director


A.G. EDWARDS & SONS, INC.


By: /x/ Bradford W. Koeneman
    --------------------------------
     Name:  Bradford W. Koeneman
     Title:  Vice President


BB&T CAPITAL MARKETS


By: /x/ James A. Tyler Jr.
    --------------------------------
     Name:  James A. Tyler Jr.
     Title:  Senior Vice President

MCDONALD INVESTMENTS INC.


By: /x/ Victor F. Faris
    --------------------------------
     Name: Victor F. Faris
     Title:  Managing Director


STIFFEL, NICOLAUS & COMPANY,
           INCORPORATED


By: /x/ T. Richard Kendrick IV
    --------------------------------
     Name:  T. Richard Kendrick IV
     Title:  Senior Vice President


U.S. BANCORP PIPER JAFFRAY


By: /x/ Louis Martine
    --------------------------------
     Name:  Louis Martine
     Title:  Managing Director



FIRST UNION SECURITIES, INC.


By: /x/ William Ingram
    --------------------------------
     Name:  William Ingram
     Title:  Managing Director

                                   SCHEDULE A


                                  SUBSIDIARIES

Home Properties of New York, L.P.                 New York limited partnership
                                                  1% owned by Home Properties of
                                                  New York, Inc. ("HME"); 62%
                                                  owned by Home Properties Trust

Home Properties Trust                             Maryland real estate trust
                                                  100% owned by HME

Home Properties Management, Inc.                  Maryland Corp. Home Properties
                                                  of New York, L.P. ("OP") owns
                                                  the non-voting shares (95% of
                                                  total shares)/Nelson and
                                                  Norman Leenhouts own the
                                                  voting shares (5% of total
                                                  shares)

Home Properties Resident Services, Inc.           Maryland Corp. OP owns the
                                                  non-voting shares (99% of
                                                  total shares)/Nelson Leenhouts
                                                  and Norman Leenhouts own the
                                                  voting shares (1% of total
                                                  shares)

NOTE: The operations of Home Properties Management, Inc. and Home Properties Resident Services, Inc. are not consolidated with those of the Company.


Home Properties Blackhawk, L.P.                              New York
Valley Park South Partnership                                New York
HME/Fairways at Village Green                                New York
P-K Partnership                                              Pennsylvania
Sherry Lake Associates                                       New York
Home Properties/Fairways at Village Green                    New York
Home Properties Canterbury No. 1 Limited Partnership         Maryland
Home Properties Canterbury No. 2 Limited Partnership         Maryland
Home Properties Canterbury No. 3 Limited Partnership         Maryland
Home Properties Gateway Village Limited Partnership          Maryland
Home Properties of Newark Limited Partnership                Maryland
Home Properties Owings Run Limited Partnership               Maryland
Home Properties Owings Run 2 Limited Partnership             Maryland
Home Properties Shakespeare Park Limited Partnership         Maryland
Home Properties/Olde Mill                                    New York
Home Properties Southern Meadows, Inc.                       New York
Perinton Development Corp.                                   New York


LIMITED LIABILITY COMPANIES:
Carriage Hill Venture, LLC                                   Michigan
Carriage Park Associates, LLC                                Michigan
Century Investors, LLC                                       New York
Cherry Hill Village Venture, LLC                             Michigan

The Colony of Home Properties, LLC                           New York
Curren Terrace, LLC                                          New York
Deerfield Woods Home Properties LLC                          Michigan
Home Properties Bayberry Place, LLC                          New York
Home Properties Bonnie Ridge LLC                             Maryland
Home Properties Broadlawn, LLC                               New York
Home Properties Canterbury No. 4, LLC                        Maryland
Home Properties Carriage Hill, LLC                           Virginia
Home Properties Carriage House LLC                           Maryland
Home Properties Castle Club, LLC                             New York
Home Properties Colonies, LLC                                New York
Home Properties Country Village LLC                          Maryland
Home Properties Courtyard Village, LLC                       New York
Home Properties Cypress Place LLC                            New York
Home Properties of Devon, LLC                                New York
Home Properties Elmwood Terrace, LLC                         Maryland
Home Properties Falcon Crest Townhouses, LLC                 Maryland
Home Properties Golf Club, LLC                               New York
Home Properties Hampton Court, LLC                           New York
Home Properties Hauppauge, LLC                               New York
Home Properties Lake Grove, LLC                              New York
Home Properties Manor, LLC                                   New York
Home Properties Mansion House, LLC                           New York
Home Properties Maple Lane I, LLC                            New York
Home Properties Maple Lane II, LLC                           New York
Home Properties Maryland, LLC                                Maryland
Home Properties Maryland II, LLC                             Maryland
Home Properties Maryland III, LLC                            Maryland
Home Properties Maryland IV, LLC                             Maryland
Home Properties Meadows, LLC                                 New York
Home Properties Michigan Management, LLC                     Michigan
Home Properties Morningside Heights LLC                      Maryland
Home Properties Morningside North, LLC                       Maryland
Home Properties Morningside Six, LLC                         Maryland
Home Properties Orleans Village, LLC                         New York
Home Properties Parkview Gardens, LLC                        New York
Home Properties Pavilion, LLC                                Maryland
Home Properties Pines of Perinton, LLC                       New York
Home Properties Racquet Club East, LLC                       New York
Home Properties Rolling Park, LLC                            Maryland
Home Properties Sandalwood, LLC                              New York
Home Properties Seminary Hills, LLC                          Virginia
Home Properties Seminary Towers, LLC                         Virginia
Home Properties Selford Townhouses, LLC                      Maryland
Home Properties Sherwood Gardens, LLC                        New York
Home Properties South Bay Manor, LLC                         New York
Home Properties Southern Meadows, LLC                        New York
Home Properties Tamarron, LLC                                Maryland
Home Properties Timbercroft I, LLC                           Maryland
Home Properties Timbercroft III, LLC                         Maryland

Home Properties Trexler Park, LLC                            New York
Home Properties Virginia Village, LLC                        New York
Home Properties Wellington, LLC                              New York
Home Properties William Henry, LLC                           New York
Home Properties William Henry II, LLC                        New York
Home Properties William Henry III, LLC                       New York
Home Properties WMF I, LLC                                   New York
Home Properties Woodholme Manor, LLC                         New York
Macomb Apartments Home Properties, LLC                       Michigan
Royal Gardens Associates, LLC                                New York
Woodgate Place Associates, LLC                               New York

                                   SCHEDULE B



Home Properties Management, Inc.                  Nelson and Norman Leenhouts
                                                  each own five voting shares
                                                  (or 2.5% each).

Home Properties Resident Services, Inc.           Nelson Leenhouts and Norman
                                                  Leenhouts each own 24 voting
                                                  shares (or 0.5% each).

                                   SCHEDULE C

Raintree Island Apartments                        Buffalo, New York

                                   SCHEDULE D




Northgate Manor, Rochester, New York                         224 Units
Harborside Manor, Syracuse, New York                         281 Units
Village Greene, Syracuse, New York                           448 Units
Westminster, Syracuse, New York                              240 Units
Emerson Square, Buffalo, New York                             96 Units
Paradise Lane at Raintree, Buffalo, New York                 324 Units
1600 East Avenue, Rochester, New York                        164 Units
Woodgate Place, Rochester, New York                          120 Units

                                   Schedule I

Underwriter                                                  Number of Shares
-----------                                                  ----------------
BEAR, STEARNS & CO. INC                                      298,143
A.G. EDWARDS & SONS, INC.                                    298,143
BB&T CAPITAL MARKETS                                         298,143
MCDONALD INVESTMENTS INC.                                    298,143
STIFFEL, NICOLAUS & COMPANY, INCORPORATED                    298,143
U.S. BANCORP PIPER JAFFRAY                                   298,143
FIRST UNION SECURITIES, INC.                                 298,142
                                                             2,087,000